[LOGO OF BANK OF AMERICA]                               AMENDMENT TO DOCUMENTS
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                  AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT


     This Amendment No. 2 (the "Amendment") dated as of September 9, 1997 is
                                                        -----------
between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and ORTEL CORPORATION (the "Borrower").


                                   RECITALS
                                   --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of June 2, 1995, as previously amended (the "Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.


                                   AGREEMENT
                                   ---------

     1.  DEFINITIONS.  Capitalized terms used but not defined in the Amendment
         -----------
shall have the meaning given to them in the Agreement.

     2.  AMENDMENTS.  The Agreement is hereby amended as follows:
         ----------

         2.1 In Paragraph 1.2 of the Agreement, the date "SEPTEMBER 30, 1998" is substituted for the date "JUNE 1, 1997."

         2.2  Paragraph 1.6 of the Agreement is deleted in its entirety.

         2.3 In Paragraph 1.7 of the Agreement, the "SHORT TERM BASE RATE PLUS ONE AND ONE HALF (1.50) PERCENTAGE POINTS" is substituted for the "SHORT TERM BASE RATE PLUS ONE AND THREE-QUARTERS (1.75) PERCENTAGE POINTS."

         2.4 Paragraph 1.8 of the Agreement is amended to read in its entirety as follows:

              "1.8 LIBOR RATE. The Borrower may elect to have all or portions of the principal balance bear interest at the LIBOR Rate plus one and one half (1.50) percentage points.

              Designated of a LIBOR Rate portion is subject to the following requirements:

              (a) The interest period during which the LIBOR Rate will be in effect will be one, two, or three weeks, or one, two, three, four, five, six, seven, eight, nine, ten, eleven, or twelve months. The first day of the interest period must be a day other than a Saturday or a Sunday on which the Bank is open for business in California, New York and London and dealing in offshore dollars (a "LIBOR Banking Day"). The last day of the interest period and the actual number of days during the interest period will be determined by the Bank using the practices of the London inter-bank market.

             (b) Each LIBOR Rate portion will be for an amount not less than Five Hundred Thousand Dollars ($500,000) for interest periods of one month or longer. For shorter maturities, each LIBOR Rate portion will be for an amount which, when multiplied by the number of days in the applicable interest period, is not less than fifteen million (15,000,000) dollar-days.


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     (c)  The "LIBOR Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.)

                 LIBOR Rate = London Inter-Bank Offered Rate
                              ------------------------------
                                 (1.00-Reserve Percentage)

             Where,

             (i) "London Inter-Bank Offered Rate" means the interest rate at which the Bank's London Branch, London, Great Britain, would offer U.S. dollar deposits for the applicable interest period to other major banks in the London inter-bank market at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the interest period. A "London Banking Day" is a day on which the Bank's London Branch is open for business and dealing in offshore dollars.

             (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

     (d) The Borrower shall irrevocably request a LIBOR Rate portion no later than 12:00 noon San Francisco time on the LIBOR Banking Day preceding the day on which the London Inter-Bank Offered Rate will be set, as specified above.

     (e) The Borrower may not elect a LIBOR Rate with respect to any principal amount which is scheduled to be repaid before the last day of the applicable interest period.

     (f) Any portion of the principal balance already bearing interest at the LIBOR Rate will not be converted to a different rate during its interest period.

     (g) Each prepayment of a LIBOR Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid and a prepayment fee as described below. A "prepayment" is a payment of an amount on a date earlier than the scheduled payment date for such amount as required by this Agreement. The prepayment fee shall be equal to the amount (if any) by which:

          (i) the additional interest which would have been payable during the interest period on the amount prepaid had it not been prepaid, exceeds

          (ii) the interest which would have been recoverable by the Bank by placing the amount prepaid on deposit in the domestic certificate of deposit market, the eurodollar deposit market, or other appropriate money market selected by the Bank, for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion (or the scheduled payment date for the amount prepaid, if earlier).

     (h) The Bank will have no obligation to accept an election for a LIBOR Rate portion if any of the following described events has occurred and is continuing:

          (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of a LIBOR Rate portion are not available in the London inter-bank market; or

          (ii) the LIBOR Rate does not accurately reflect the cost of a LIBOR Rate portion."


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     2.5  Article 2 of the Agreement is deleted in its entirety. Any reference in the Agreement to the terms "Facility No. 1 Commitment" and "Facility No. 1 Expiration Date" shall mean the "Commitment" and the "Expiration Date."

     2.6 Paragraph 6.1 of the Agreement is amended to read in its entirety as follows:

          "6.1 USE OF PROCEEDS. To use the proceeds only for operating capital and the issuance of letters of credit."

     2.7 Subparagraph 6.2(c) of the Agreement is amended to read in its entirety as follows:

              "6.2(c) Copies of the Borrower's Form 10-K Annual Report within 120 days to include CPA audit opinion and Form 10-Q Quarterly Report within 45 days after the date of filing with the Securities and Exchange Commission."

     2.8 Article 7 of the Agreement is amended to read in its entirety as follows:

          "7. HAZARDOUS WASTE INDEMNIFICATION. The Borrower will indemnify and hold harmless the Bank from any loss or liability directly or indirectly arising our of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Bank, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas. This indemnity will survive repayment of the Borrower's obligations to the Bank."

     2.9 Paragraph 9.6 of the Agreement is amended to read in its entirety as follows:

          "9.6 ATTORNEYS' FEES. The Borrower shall reimburse the Bank for any reasonable costs and attorneys' fees incurred by the Bank in connection with the enforcement or preservation of any rights or remedies under this Agreement and any other documents executed in connection with this Agreement, and in connection with any amendment, waiver, "workout" or restructuring under this Agreement. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator. In the event that any case is commenced by or against the Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Bank is entitled to recover costs and reasonable attorneys' fees incurred by the Bank related to the preservation, protection, or enforcement of any rights of the Bank in such a case. As used in this paragraph, "attorneys' fees" includes the allocated costs of the Bank's in-house counsel."

3.   CONDITIONS.  This Amendment will be effective when the Bank receives the
     ----------
following items, in form and content acceptable to the Bank:

     3.1 Statement of Purpose for an Extension of Credit Secured by Margin Stock, duly executed by the Borrower and the Bank.

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     4.  EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
         --------------------
terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.




BANK OF AMERICA
National Trust and Savings Association           Ortel Corporation

   /s/ Stephen L. Nelson                            /s/ Wim Selders
X_____________________________________           X______________________________
By: Stephen L. Nelson, Vice President            By: Wim H.J. Selders, President
                                                     and Chief Executive Officer


                                                   /s/ S.K. Workman
                                                 X______________________________
                                                 By: Stephen K. Workman,
                                                     Vice-President-Finance and
                                                     Chief Financial Officer

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

                                                 FRU-1
[LOGO OF BANK OF AMERICA]                        O.M.B. No. 7100-0115
                                                 Approval Expires July 31, 1998

REPORTING BURDEN
Public reporting burden for this collection of information is estimated to average 4.2 minutes (0.07 hours) per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, including suggestions for reducing this burden, to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0115), Washington D.C. 20503.


               BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
    STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT SECURED BY MARGIN STOCK
                          (FEDERAL RESERVE FORM U-1)
This form is required by law (15 U.S.C. (SS)78g and 78w; 12 CFR 221).


INSTRUCTIONS:

(1) This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.
(2) The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; and (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.
(3) Please print or type (if space is inadequate, attach separate sheet).

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PART I   To be completed by borrower(s):

(1) What is the amount of the credit being extended?  $5,000,000

(2) Will any part of this credit be used to purchase or carry margin stock?
                                                                 [_] Yes  [X] No
    If the answer is "no," describe the specific purpose of the credit:

    TO PROVIDE FOR OPERATING CAPITAL AND THE ISSUANCE OF LETTERS OF CREDIT

I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged or counterfeit.

Date:  9-9-97
     ------------

Ortel Corporation

x /s/ Wim H.J. Selders
 ------------------------------------------------------
By: Wim H.J. Selders, President/Chief Executive Officer


x /s/ Stephen K. Workman
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By: Stephen K. Workman, Vice President-Finance/Chief Financial Officer

                    THIS FORM SHOULD NOT BE SIGNED IF BLANK

     A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM
OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS OF REGULATION U
                WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X,
                       "BORROWERS OF SECURITIES CREDIT."

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PART II  To be completed by bank only if the purpose of the credit is to purchase or carry margin stock
         (Part 1(2) answered "yes")

(1) List the margin stock securing this credit: do not include debt securities convertible into margin stock. The maximum loan value of margin stock is ____ per cent of its current market value under the current Supplement to Regulation U.

                                                  DATE AND SOURCE
                                 MARKET PRICE       OF VALUATION       TOTAL MARKET
     NO. OF SHARES      ISSUE      PER SHARE      (SEE NOTE BELOW)    VALUE PER ISSUE
     -------------      -----      ---------      ----------------    ---------------


(2) List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is ____ per cent of the current value under the current Supplement to Regulation U.

                                                  DATE AND SOURCE
     PRINCIPAL                                      OF VALUATION       TOTAL MARKET
     AMOUNT             ISSUE    MARKET PRICE     (SEE NOTE BELOW)    VALUE PER ISSUE
     ------             -----    ------------     ----------------    ---------------

(3)  List other collateral including non-margin stock securing this credit.

                                                  DATE AND SOURCE
                                                    OF VALUATION       GOOD FAITH
     DESCRIBE BRIEFLY            MARKET PRICE     (SEE NOTE BELOW)     LOAN VALUE
     ----------------            ------------     ----------------     ----------

NOTE: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation.

PART III  To be signed by a bank officer in all instances

     I am a duly authorized officer of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation
U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U**, and I certify that to the best of my knowledge and belief, all the information given is true, accurate and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee, I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

                                        Signed:

Date:  9-9-97
     ----------
                                        x /s/ Stephen L. Nelson
                                          -------------------------------------
                                          for Stephen L. Nelson, Vice President

** To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

        THIS FORM MUST BE RETAINED BY THE BANK FOR AT LEAST THREE YEARS
                       AFTER THE CREDIT IS EXTINGUISHED

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